SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)    JULY 19, 1999
                                                          ---------------


                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                         0-24526               76-0428727
(State or other jurisdiction     (Commission File Number)          (IRS Employer
     of  incorporation)                                   Identification  No.)

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
5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS . . . .            77057
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(Address of Principal executive offices) . . . . .       (Zip Code)


Registrant's telephone number including area code.   (713) 435-5000
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(Former  name  or  former  address,  if  changed since last report)          Not
                                                                             ---
applicable
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ITEM  5.          OTHER  EVENTS.
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     On  July  9,  1999  Coastal  Banc ssb, announced today that it has launched
Internet Banking on its web site www.coastalbanc.com. Coastal's Internet banking includes the following features: Display account information, including balances; view account history; view electronic statements; transfer funds between accounts; download transactions to Microsoft Money and Quicken; submit stop payment requests; order checks; and communicate securely with Coastal's Customer Connection Center. Internet Banking complements Coastal's existing online offerings, which include receiving CD applications and a web site offering information about products and services, a branch locator, investor and financial information, press releases and job postings. Coastal Banc ssb, a Texas-chartered state savings bank headquartered in Houston, operates 50 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the south east quadrant of Texas.

ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
--------          --------------------------------------------------------------
EXHIBITS.
---------

     (a)     Financial  Statements
             ---------------------

               No  financial  statements  are  required.

     (b)     Pro  Forma  Financial  Information
             ----------------------------------

               No  pro  forma  financial  information  is  required.

     (c)     Exhibits
             --------

               No.          Description
               ---          -----------
               99          Press  Release,  dated  July  9,  1999

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


     /s/  Catherine  N.  Wylie                         Date:  July  19,  1999
     -------------------------
by:  Catherine  N.  Wylie
     Sr.  Executive  Vice  President/
     Chief  Financial  Officer

                              COASTAL BANCORP, INC.


                                   EXHIBIT 99


               PRESS RELEASE OF THE REGISTRANT DATED JULY 9, 1999

     NEWS  RELEASE
                              FOR IMMEDIATE RELEASE

                   COASTAL BANC SSB LAUNCHES INTERNET BANKING

     HOUSTON (July 9, 1999) - Coastal Banc ssb, home of X-Banking, announced today that it has launched Internet Banking on its web site www.coastalbanc.com.
                                                            -------------------
     "We're pleased to X-ecute Internet Banking in response to the convenience needs of our customers," said Manuel J. Mehos, Chairman and Chief Executive Officer of Coastal. "Internet Banking is another important step in our online strategy. The Internet allows us to add value to existing customers and to extend our local presence to the wider Internet audience. You hear Internet Banking being called an alternative delivery system, but for many of our customers this is, and will be, the main link to us as their bank," comments Mehos. "Although Internet Banking will never replace your local branch, you no longer need to visit a physical location to handle many of your daily banking needs."
     Currently,  Coastal's  Internet  Banking  includes  the following features:
-     Display  account  information,  including  balances;
-     View  account  history;
-     View  electronic  statements;
-     Transfer  funds  between  accounts;
-     Download  transactions  to  Microsoft  Money  and  Quicken;
-     Submit  stop  payment  requests;
-     Order  checks;
-     Communicate  securely  with  Coastal's  Customer  Connection  Center.

     Internet Banking complements Coastal's existing online offerings, which include receiving CD applications and a web site offering information about products and services, a branch locator, investor and financial information, press releases and job postings.

     Future plans for the web site include online bill payment services (to be released soon), extending Internet Banking to meet the more demanding needs of commercial customers (allowing ACH originations and wire transfers), and further expanding its online deposit and loan applications.
     At March 31, 1999, Coastal had total assets of approximately $3.0 billion and deposits of approximately $1.7 billion.
     Coastal Banc ssb, a Texas-chartered, state savings bank headquartered in Houston, operates 50 branch offices in metropolitan Houston, Austin, Corpus
Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas. The voting stock of Coastal is owned by Coastal Bancorp, Inc. (NASDAQ:
CBSA) through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc. "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of the Company, the occurrence of which involve certain risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission.

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